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                        TRUSTEE'S DISTRIBUTION STATEMENT

   THE                       TO THE HOLDERS OF:
BANK OF                      Corporate Bond-Backed Certificates
   NEW                       Series 1998-NSC-1
  YORK                       Class A-1 Certificates
                                      CUSIP NUMBER: 219-87H-AN5

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
in accordance with the Standard Terms and Conditions of Trust, The Bank of New York,
as trustee submits the following cash basis statement for the period ending:                            NOVEMBER 17, 2003

INTEREST ACCOUNT
Balance as of         May 15, 2003                                                                                           $0.00
      Schedule Income received on securities........................................                                   $987,500.00
      Unscheduled Income received on securities.....................................                                         $0.00
      Schedule Interest received from Swap Counterparty.............................                                         $0.00
      Unscheduled Interest received from Swap Counterparty..........................                                         $0.00
      Interest Received on sale of Securties........................................                                         $0.00
LESS:
      Distribution to Class A-1 Holders.............................................        $595,093.00
      Distribution to Swap Counterparty.............................................              $0.00
      Trustee Fees..................................................................          $2,250.00
      Fees allocated for third party expenses.......................................            $750.00
Balance as of         November 17, 2003                                                        Subtotal                $389,407.00


PRINCIPAL ACCOUNT
Balance as of         May 15, 2003                                                                                           $0.00
      Scheduled Principal payment received on securities............................                                         $0.00
      Principal received on sale of securities......................................                                         $0.00
LESS:
      Distribution to Class A-1 Holders.............................................        $389,407.00
      Distribution to Swap Counterparty.............................................              $0.00
Balance as of         November 17, 2003                                                        Subtotal                $389,407.00
                                                                                                Balance                      $0.00
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               UNDERLYING SECURITIES HELD AS OF: November 17, 2003
                          $25,000,000 7.90% Debentures
                                    Issued by
                           NORFOLK SOUTHERN CORPORATION
                           CUSIP#: 655-844-AK4